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                                                                  EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-70050, 33-80985, 333-32237 and 333-57754 of Aldila, Inc. on Form S-8 of
our report dated February 7, 2001, appearing in this Annual Report on Form 10-K of Aldila, Inc. for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

San Diego, California
March 30, 2001